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                                                              Exhibit 10.17

                                    [Form of]

                               Non-Competition and

                            Confidentiality Agreement


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Employee's Name

         In consideration and as part of the terms of my employment by Radio Unica Corp. (together with any subsidiary, the "Employer"), the trust and confidence reposed in me by Employer with respect thereto, the payment of compensation to me therefor, and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, I agree as follows:

         1. Until the later to occur of (a) five years from the date hereof and
(b) two years after termination of my employment, if I am terminated for cause or voluntarily resign (it being understood that this paragraph I shall not apply in the event I am terminated without cause), neither I nor any entity or corporation in which I may be interested as an individual proprietor, partner, trustee, director, officer, shareholder, option holder, employee, consultant, salesman, lender of money or


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guarantor, shall be engaged directly or indirectly in any business directly competitive to that of Employer or any of its subsidiaries, provided, however, that the foregoing shall not be deemed to prevent me from investing in securities if such class of securities in which the investment is so made is listed on a national securities exchange or is a company the stock of which is registered under Sections 12 (g) or 15 (d) of the Securities Exchange Act of 1934, so long as such investment holdings do not, in the aggregate, constitute more than 1% of the voting stock of any company's securities. For the purpose of this Section, a business shall be deemed directly competitive if it is conducted in whole or in part anywhere in the United States and if it involves research on or development, production, marketing or selling of any product, process or service which resembles or competes with a product, process or service upon or with which Employer has an interest or which I have worked during my employment, including any matters relating to Spanish language radio stations.

         2. I acknowledge that my training, experience and technical skills are of such breadth that they can be employed to advantage in other fields and consequently the foregoing obligation will not unreasonably impair my ability to engage in business activity after the termination of my present employment.

         3. I shall not, during the period of two years after termination of my employment, if I am terminated for cause or voluntarily resign, hire or offer to hire or


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entice away or in any other manner persuade or attempt to persuade, either in my individual capacity or as agent for another, any of Employer's officers, employees, affiliates or agents to discontinue their relationship with Employer nor divert or attempt to divert from Employer any business whatsoever by influencing or attempting to influence any customer, affiliate or supplier of Employer.

         4. Except as required in the performance of my duties to Employer, I will not at any time during or after my employment, directly or indirectly divulge, furnish, use, publish or make accessible to others any confidential information. I hereby agree that any records of confidential information prepared by me or which come into my possession during my employment are and remain the property of Employer, and if and when my employment shall terminate for any reason, that all such records and all copies thereof shall be either left with or returned to Employer. As used herein, the term "confidential information" shall mean information disclosed to me or known, learned, created or observed by me as a consequence of or through my employment by Employer, not generally known in the relevant trade or industry, about Employer's business activities, products, processes and services, including but not limited to information concerning purchasing, finances, accounting, engineering, methods, processes, compositions, technology, formulas, electronic information processing procedures (including computer software), trade secrets, research and development programs, business plans, customer lists, potential client lists,


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marketing, affiliations, sales and inventions. The term "confidential information" shall also include within its meaning all tangible property in which Employer has or shall obtain any right, title or interest and which contains or could be used to obtain any confidential information as described in the preceding sentence.

         5. This Agreement shall inure to the benefit of and may be enforced by the Employer and its successors and assigns and shall be binding upon me, and except for paragraph 1 hereof, my heirs, assigns and legal representatives.

         6. This Agreement is divisible and separable so that, if any provision or provisions hereof shall be held to be invalid, such holding shall not impair the remaining provisions hereof.

         7. I have not entered and will not enter into any agreement inconsistent herewith. I agree that any breach of this Agreement by me would not be susceptible to adequate relief by way of damages alone and that, in the event of such breach, Employer would be entitled to specific performance or injunctive or other appropriate equitable relief.

         8. Notwithstanding anything to the contrary herein, I may spend up to five percent (5%) of my working time working for Altenis, a Delaware general partnership, on a tennis tournament in Latin America.



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Dated: Aug. 13, 1997              Signature
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                                  Home Address

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                                  City                              State




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